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            Form 5500-C/R                                Return/Report of Employee Benefit Plan                   OMB Nos. 1210-0016
      Department of the Treasury                           (With fewer than 100 participants)                              1210-0089
       Internal Revenue Service        This form is required to be filed under sections 104 and 4065 of the Employee
              ----------                     Retirement Income Security Act of 1974 and sections 6039D, 6047(e), -------------------
          Department of Labor                        6057(b), and 6058(a) of the Internal Revenue Code.                1996
Pension and Welfare Benefits Administration                    See separate instructions.                        -------------------
              ----------                                                                                         This Form is Open
    Pension Benefit Guaranty Corporation                                                                       to Public Inspection.
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For the calendar plan year 1996 or fiscal plan year beginning                              and ending
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
    If A(1) through A(4), B, C, and/or D do not apply to this year's return/report       For IRS Use Only
    leave the boxes unmarked.                                                            EP-ID
    You must check either box A(5) or A(6), whichever is applicable. See instructions.   -------------------------------------------
A   This return/report is:                                                               (5) Form 5500-C filer check here. . . . [_]
    (1) [_] the first return/report filed for the plan;                                      (Complete only pages 1 and 3 through 6)
    (2) [_] an amended return/report                                                         (Code section 6039D filers see
    (3) [_] the final return/report filed for the plan; or                                   instructions on page 5.)
    (4) [_] a short plan year return/report (less than 12 months).                       (6) Form 5500-R filer check here. . . . [X]
                                                                                             (Complete only pages 1 and 2. Detach
                                                                                             pages 3 through 6 before filing.) If
                                                                                             you checked box (1) or (3), you must
                                                                                             file a Form 5500-C. (See page 6 of the
                                                                                             instructions.)
IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE RED INK WHEN
MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.

B   Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan . . . .  . [_]
C   If your plan year changed since the last return/report, check here. . . . . . . . . . . . . . . . . . . . . . . . . . . . [_]
D   If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension. [_]
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1a  Name and address of plan sponsor (employer, if for a single-employer plan)               1b Employer identification number (EIN)
    (Address should include room or suite no.)                                                  62-0309135
                                                                                             ---------------------------------------
                                                                                             1c Sponsor's telephone number
    Newport Federal Savings and Loan Association                                                (423) 623-6088
    1303 West Broadway Street                                                                ---------------------------------------
    Newport, TN 37821                                                                        1d Business code (see instructions,
                                                                                                page 17)
                                                                                                6120
                                                                                             ---------------------------------------
                                                                                             1e CUSIP issuer number
                                                                                                N/A
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 2a Name and address of administrator (if same as plan sponsor, enter "Same")                2b Administrator's EIN

               SAME                                                     ---------------------------------------
                                                                                        2c Administrator's telephone number

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3   If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
 a  Sponsor ________________________________________________ EIN _________________ Plan number ________________
 b  Administrator ________________________________ EIN ____________________________________________
 c  If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No."
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4   ENTITY CODE. (If not shown, enter the applicable code from page 8 of the instructions.)     A
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5a  Name of plan Newport Federal Savings & Loan Association 401(k) Retirement Plan           5b Effective date of plan
                 --------------------------------------------------------------------            (mo., day, yr.)
                                                                                                01/01/86
    ---------------------------------------------------------------------------------        ---------------------------------------
                                                                                              5c Three-digit
    All filers must complete 6a through 6d, as applicable.                                      plan number  002
6a  [_] Welfare benefit plan          6b [X] Pension benefit plan                            ---------------------------------------
    (If the correct codes are not preprinted below, enter the applicable codes       ]       [_] [_] [_] [_] [_] [_] [_] [_]
    in the boxes.)                                                                   ]       [2] [_] [_] [_] [_] [_] [_] [_]

    6-defined contribution plan/multiple employer-other

6c  Pension plan features. (If the correct codes are not preprinted below, enter the applicable
    pension plan feature codes in the boxes.)                                                [_] [_] [_] [_] [G] [_] [K] [_]

6d  [_] Fringe benefit plan. Attach Schedule F (Form 5500).
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Caution: A penalty for the late or incomplete filing of this return/report will be assessed unless reasonable cause is established.
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Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor /s/ Richard Harwood                                            Date 2-11-97
                                   --------------------------------------------------------------      ----------------------------
Type or print name of individual signing for employer/plan sponsor
                                                                   ----------------------------------------------------------------
Signature of plan administrator _____________________________________________________ Date _________________________
Type or print name of individual signing above
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For Paperwork Reduction Act Notice, see page 1 of the instructions.                 Form 5500-C/R (1996)

Form 5500-C/R (1996)  Form 5500-R filers, complete pages 1 and 2 only.  Form 5500-C filers, complete page 1,      Page 2
                      skip page 2, and complete pages 3 through 6.
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6e Check investment arrangement below
   (1) [_] Master trust      (2) [X] Common/Collective trust      (3) [_] Pooled separate account
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7a Total participants: (1) At the beginning of plan year          17            (2) At the end of plan year       17

 b Enter number of participants with account balances at the end of the plan year (defined benefit plans do not
   complete this item)        17

 c (1) Were any participants in the pension benefit plan separated from service with a deferred vested benefit for which a Schedule SSA (Form 5500) is required to be attached?7c(1) (_)Yes (X)No

   (2) If "Yes," enter the number of separated participants required to be reported        0
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8a Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year8a (_)Yes (X)No

 b Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan, or brought under the control of PBGC? . . . . . . . . . .8b (_)Yes (X)No

 c If line 8a is "yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay premiums until the end of the plan year in which assets are distributed or brought under the control of PBGC?. . . . . . . . . . . . . . . . . . . . . . . . . . . . 8c N/A
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9 Is this a plan established or maintained pursuant to one or more collective bargaining agreements?9 (_)Yes (X)No
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10  If any benefits are provided by an insurance company, insurance service, or similar organization, enter the number
    of Schedules A (Form 5500), Insurance Information, that are attached.  If none, enter - 0 -.          - 0 -
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11a (1) Were any plan amendments adopted during this plan year?11a(1) (_)Yes (X)No

    (2) Enter the date the most recent amendment was adopted    Month 05  Day 16  Year 95

  b If line 11a is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any participant?
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11b ___

  c If line 11a is "Yes," did any amendment change the information contained in the latest summary plan description or summary description of modifications available at the time of the amendment?11c ___

  d If line 11c is "Yes," has a summary plan description or summary description of modifications that reflects the plan amendments referred to on line 11c been both furnished to participants and filed with the Department of Labor?
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11d ___
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12a If this is a pension benefit plan subject to the minimum funding standards, has the plan experienced a funding deficiency for this plan year? . . . . . . . . . . . . . . . . . . . .12a N/A

  b If line 12a is "Yes," have you filed Form 5330 to pay the excise tax?.12b ___

  c Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after the end of the plan year? . . . . . . . . . . . . . . . . . . . . . . . . . 12c (_)Yes (X)No

  d If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure providing automatic approval for the change, indicate whether the plan sponsor/administrator agrees to the change12d N/A
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13a Total plan assets as of the beginning    556,150     and end      642,338      of the plan year

  b Total liabilities as of the beginning                and end                   of the plan year

  c Net assets as of the beginning           556,150     and end      642,338      of the plan year
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14  For this plan year, enter:  a  Plan income    104,158                          d  Plan contributions       46,886
                      b  Expenses        17,970                          e  Total benefits paid      17,970
                                c  Net income (loss)(subtract 14b from 14a)    86,188
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15  You may NOT use N/A in response to lines 15a through 15o.  If you check "Yes," you must enter a dollar amount in the amount column.  During this plan year:

  a Was this plan covered by a fidelity bond?. . 15a (X)Yes (_)No 1,000,000Amount

  b If line 15a is "Yes," enter the name of the surety company    St. Paul Fire & Marine Insurance Co.

  c Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty?15c (_)Yes (X)No

  d Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the employer, or relatives of any such persons? . . . . . . . . . . . . . . . . . . . . 15d (_)Yes (X)No

  e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in the employer, or relatives of any such persons? . . . . . . . . . . . . . . . . . . . . . . . . . . 15e (_)Yes (X)No

  f Did the plan acquire or hold any employer security or employer real property?15f (_)Yes (X)No

  g Has the plan granted an extension on any delinquent loan owed to the plan?15g (_)Yes (X)No

  h Were any participant contributions transmitted to the plan more than 31 days after receipt or withholding by the employer?. . . . . . . . . . . . . . . . . . . . . . . . . . 15h (_)Yes (X)No

  i Were any loans by the plan or fixed income obligations due the plan classified as uncollectible or in default as of the close of the plan year?. . . . . . . . . . . . . . . . . 15i (_)Yes (X)No

  j Has any plan fiduciary had a financial interest in excess of 10% in any party providing services to the plan or received anything of value from any such party?. . . . . . . 15j (_)Yes (X)No

  k Did the plan at any time hold 20% or more of its assets in any single security, debt, mortgage, parcel of real estate, or partnership/joint venture interests?15k (X)Yes (_)No  137,438Amount

  l Did the plan at any time engage in any transaction or series of related transactions involving 20% or more of the current value of plan assets?. . . . . . . . .15l (X)Yes (_)No  657,076Amount

  m Were there any noncash contributions made to the plan the value of which was set without an appraisal by an independent third party? . . . . . . . . . . . . . . . . . . 15m (_)Yes (X)No

  n Were there any purchases of nonpublicly traded securities by the plan the value of which was set without an appraisal by an independent third party? . . . . . . . . . . 15n (_)Yes (X)No

  o Has the plan reduced or failed to provide any benefit when due under the plan because of insufficient assets?
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15o (_)Yes (X)No
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16a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance program? (_)Yes (X)No
    (_)Not determined

  b If line 16a is "Yes" or "Not determined," enter the employer identification number and the plan number used to identify it.
               Employer identification number                       Plan number
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    4200129         736883   61440-100NFS   020                  NEWPORT FEDERAL SAVINGS & LOAN 02977526
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Plan Name:    Newport Federal S&L Assoc. 401(k) Retirement Plan
              --------------------------------------------------

EIN:62-6219008  Plan Number: ___________ Plan Year End: 12/31/96
    ----------                                          --------

      ATTACHMENT TO ENCLOSED FORM 5500, 5500-C/R

Disclosure of Information Regarding Common/Collective Trusts

The Plan Administrator hereby certifies that it has received a copy of the most recent statement of assets and liabilities of the Common/Collective Trusts in which all or a portion of the plan assets are invested. A copy of the statement of the assets and liabilities of the Common/Collective Trusts has been submitted directly to DOL by the trustee.

     Note:
     Item 31(c)(11), Form 5500
     Item 27(c)(5), Form 5500-C
     Item 13(a) and/or (c), Form 5500-R.

The Common/Collective Trust(s) in which plan assets are invested are marked in the left margin below.

                                                                   EI#
                                                                ----------
      Third National Bank in Nashville                     62-0859925
           Trustee

[x]   SunTrust Bank                                             62-6116672
           Retirement Short Term Bond Fund

[x]   SunTrust Bank                                             58-1244691
           SunTrust Retirement Reserve Fund

[ ]   SunTrust Bank                                             59-6935667
           SunTrust Employee Benefit Equity Fund

[x]   SunTrust Bank                                             59-6476538
           SunTrust Corporate Equity Fund

[ ]   SunTrust Bank                                             62-6155645
           SunTrust Employee Benefit Real Estate Fund

[x]   SunTrust Bank                                             58-6037825
           SunTrust Retirement Fixed Income Fund

[x]   SunTrust Bank                                             62-1240517
           SunTrust Employee Benefit Stable Asset Fund

[ ]   SunTrust Bank                                             58-1418391
           SunTrust Retirement Sunbelt Equity Fund


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